SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

January 7, 2002 (January 7, 2002)

LIFEPOINT HOSPITALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-29818	52-2165845

(State or Other	(Commission File	(I.R.S. Employer

Jurisdiction of	Number)	Identification

Incorporation)		Number)

103 Powell Court, Suite 200
Brentwood, Tennessee 37027

(Address of Principal Executive Offices) (Zip Code)

(615) 372-8500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Page 1 of 4 pages

Exhibit Index located on Page 4

Item 7. Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

None required

     (b)  Pro forma financial information.

None required

     (c)  Exhibits.

99 Copy of press release issued by the Company on January 7, 2002.

Item 9. Regulation FD Disclosure.

LifePoint Hospitals, Inc. (the “Company”) issued a press release on January 7, 2002. The press release announced the Company’s participation in the JP Morgan H&Q 20th Annual Healthcare Conference to be held January 7-10, 2002 in San Francisco, CA. See the press release attached as Exhibit 99.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.

By:	/s/ William F. Carpenter III William F. Carpenter III Senior Vice President and General Counsel

Date: January 7, 2002

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99	Copy of press release regarding the Company’s participation in the JP Morgan H&Q 20th Annual Healthcare Conference to be held January 7-10, 2002 in San Francisco, CA.

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